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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                 FORM 8-K/A

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                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                               APRIL 8, 2005
              Date of Report (Date of Earliest Event Reported)

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                   GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
           (Exact name of registrant as specified in its charter)

          DELAWARE                  000-50723                04-3638229
      (State or other       (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                    Identification No.)
      incorporation or
       organization)


           701 MOUNT LUCAS ROAD                           08540
          PRINCETON, NEW JERSEY                         (Zip Code)
 (Address of principal executive offices)

                                609-497-5500
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

     Goldman Sachs Hedge Fund Partners, LLC ("HFP" or the "Fund") is filing this Amended Current Report on Form 8-K/A for purposes of amending the number of units and the total amount of proceeds as reported in the Current Report on Form 8-K dated and filed on April 7, 2005 in connection with a private placement on April 1, 2005.

     On April 1, 2005, HFP completed a private placement of 282,000.0000 newly-issued Class A Series 12 units (the "Units") of limited liability company interests to several qualified investors. The Units were sold at $100.00 per Unit. The private placement resulted in proceeds of $28,200,000.00. The sale was not subject to any underwriting discount or commission.

     The Units were privately offered and sold to accredited investors pursuant to Rule 506 of Regulation D and the sales were exempt from registration under the Securities Act of 1933.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Date: April 8, 2005

                                 GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
                                    (Registrant)

                                 By:Goldman Sachs Hedge Fund Strategies LLC
                                     Managing Member

                                     By:  /s/ Tobin V. Levy
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                                        Tobin V. Levy
                                        Managing Director and Chief
                                        Financial Officer